EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2009 (the "Report") by
People's Liberation, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material
        respects,   the  financial   condition  and  results  of  operations  of
        Registrant.




Date:  May 15, 2009                   /S/ COLIN DYNE
                                      -------------------------------------
                                      Colin Dyne
                                      Chief Executive Officer



Date:  May 15, 2009                   /S/ DARRYN BARBER
                                      -------------------------------------
                                      Darryn Barber
                                      Chief Financial Officer and President

THIS CERTIFICATION SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR THE EXCHANGE ACT, OR OTHERWISE SUBJECT TO THE LIABILITY OF SECTION 18 OF THE EXCHANGE ACT. SUCH CERTIFICATION SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE.